                                                                    EXHIBIT 10.4

                       INTEGRATED CIRCUIT SYSTEMS, INC.
                            1999 STOCK OPTION PLAN


                                   ARTICLE I

                                Purpose of Plan

          The 1999 Stock Option Plan (the "Plan") of Integrated Circuit Systems,
                                           ----
Inc. (the "Company"), adopted by the Board of Directors and shareholders of the
           -------
Company effective as of May 11, 1999, is intended to advance the best interests of the Company by providing executives and other key employees of the Company or any Subsidiary (as defined below) who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act") and, unless
                                                   --------------
and until the Class A Common (as defined below) is publicly traded, the issuance of stock purchase options ("Options") for shares of Class A Common pursuant to
                            -------
the Plan and the issuance of shares of Class A Common pursuant to such Options is, to the extent permitted by applicable federal securities laws, intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.


                                  ARTICLE II

                                  Definitions

          For purposes of the Plan the following terms have the indicated meanings:

          "Affiliate" means, when used with reference to a specified Person, any
           ---------
Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group. It is understood and agreed that any portfolio company in which a Bain Stockholder or other Affiliate thereof which is a private equity fund holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bain Stockholder for purposes of this Plan and that any portfolio company in which a Bear Stearns Stockholder or any other Affiliate thereof that invests primarily in equity securities holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bear Stearns Stockholder for purposes of this Plan.
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          "Bain Exit" means (i) a sale of all or substantially all of the
           ---------
consolidated assets of the Company to any Person other than the Bain Stockholders or their Affiliates or (ii) the transfer or other disposition of at least 95% of the outstanding shares of capital stock of the Company for cash or marketable securities (in each case whether by merger, consolidation, sale of the Company's capital stock or otherwise).

          "Bain Sale of the Company" means (i) a sale of all or substantially
           ------------------------
all of the consolidated assets of the Company to one or more of the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to the Bain Stockholders or their Affiliates of outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise) such that after giving effect to such transfer the Bain Stockholders and their Affiliates own all or substantially all of the outstanding shares of the Company's capital stock (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).

          "Bain Stockholders" means each of the Persons listed on Schedule I
           -----------------
hereto.

          "Bear Stearns Stockholders" means each of the Persons listed on
           -------------------------
Schedule II hereto.

          "Board" means the Company's Board of Directors.
           -----

          "Class A Common" means the Company's Class A Common Stock, par value
           --------------
$.01 per share.

          "Class B Common" means the Company's Class B Common Stock, par value
           --------------
$.01 per share.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute.

          "Committee" means the Compensation Committee or such other committee
           ---------
of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

          "Common Stock" means, collectively, the Class A Common, the Class B
           ------------
Common and any other common stock authorized by the Company.

          "Fair Market Value" means, unless otherwise stated in an Option
           -----------------
Agreement, the fair value of such Common Stock determined in good faith by the Board based on such factors as the members thereof, in the exercise of their business judgment, consider relevant.

          "Family Group" means a Participant's spouse and descendants (whether
           ------------
natural or adopted) and any trust solely for the benefit of such Participant and/or such Participant's spouse and/or descendants (natural or adopted) of Participant and any corporation, limited liability company,

                                      -2-
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partnership or other entity the equity holders of which solely include such
Participant, his or her spouse or descendants (natural or adopted) or any trust for the benefit of such Participant, his or her spouse or descendants (natural or adopted).

          "Issued Stock" shall mean (i) all shares of Common Stock issued upon
           ------------
the proper exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in the Participant's Option Agreement, Issued Stock will continue to be Issued Stock in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Issued Stock hereunder.

          "Option Shares" shall mean (i) all shares of Class A Common issuable
           -------------
upon the exercise of an Option and (ii) all shares of any other class of Common Stock issuable upon the exercise of an Option as a result of an adjustment to such Option pursuant to any provision hereof.

          "Participant" means any executive or other key employee of the Company
           -----------
or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

          "Public Offering" means a public offering and sale of the Common Stock
           ---------------
pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

          "Qualified Initial Public Offering" means the initial sale by the
           ---------------------------------
Company of any class or classes of the Common Stock in an offering registered under the Securities Act, other than an offering made solely in connection with a business acquisition or combination or an employee benefit plan, but only if the aggregate gross proceeds received by the Company and/or its stockholders in such initial sale or series of such sales in the aggregate are in excess of $50 million.

          "Sale of the Company" means (i) a Bain Sale of the Company, or (ii) an
           -------------------
Unaffiliated Sale of the Company.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or

                                      -3-
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(ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

          "Termination Date" shall mean, with respect to any Participant, the
           ----------------
date that such Participant ceases to be employed by the Company or any of its Subsidiaries for any reason.

          "Unaffiliated Sale of the Company" means (i) a sale of all or
           --------------------------------
substantially all of the consolidated assets of the Company to any Person other than the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to any Person other than the Bain Stockholders or their Affiliates of more than 50% of the outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).


                                  ARTICLE III

                                Administration

          The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts and with such exercise price as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules, procedures and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. Except as otherwise set forth in any Option Agreement, the Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such Persons as it deems appropriate.

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                                  ARTICLE IV

                        Limitation on Aggregate Shares

          The number of shares of Class A Common with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, 4,500,000 shares, subject to adjustment in accordance with Section 6.4 and 6.5. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Class A Common thereunder, the shares with respect to which such Options were granted shall again be available under the Plan. Similarly, if any shares of Class A Common issued hereunder upon exercise of the Options are repurchased hereunder, such shares shall again be available under the Plan for reissuance as Options. The shares of Class A Common available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                                   ARTICLE V

                                    Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision as specified by the Committee; provided, however, that no incentive stock option may be granted
               --------  -------
to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of capital stock of the Company (or any Subsidiary), unless such incentive stock option shall at the time of grant (a) have a termination date not later than the fifth anniversary of the issuance date and (b) have an exercise price per share equal to at least 110% of the Fair Market Value of a share of Class A Common on the date of grant. The exercise price per share of Class A Common under each Option shall be determined by the Committee or the Board at the time of grant; provided, however, that the exercise price per share
                            --------  -------
of Class A Common under each nonqualified stock option shall equal at least 85% of the Fair Market Value of a share of Class A Common on the date of grant (except that the exercise price per share shall be at least 110% of the Fair Market Value in the case of any Person who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company (or a Subsidiary)) and the exercise price per share of Class A Common under each incentive stock option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Class A Common on the date of grant, but not less than the par value per share (as adjusted pursuant to Section 6.4 or 6.5). Subject to Section 5.6, Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that any Option intended to be an incentive stock
           --------  -------
option shall be treated as an incentive stock option only to the extent that the aggregate Fair Market Value of the Class A Common (determined as of the date of Option grant) with respect to which incentive stock options (but not nonqualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed

$100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option. Each Participant shall be entitled to receive financial statements of the Company to the extent required by applicable law until such time as such Participant no longer holds Options or Issued Stock.

     5.2 Exercise Procedure. Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price and, if a resident of a community property jurisdiction, an executed consent from Participant's spouse in the form of Annex B hereto. Payment of such exercise price shall be made in cash (including check, bank draft, money order or wire transfer of immediately available funds), but, at the option of the Participant, may also be made (i) by surrendering shares of Class A Common Stock that have been owned by the holder for at least six months and that have an aggregate fair market value (as determined by the Committee in its sole discretion) equal to the exercise price, (ii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) any combination of the foregoing.

     5.3  Withholding Tax Requirements.

          (a) Amount of Withholding. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be
                                                  ------------------
determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

          (b) Withholding Procedure. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. All amounts paid to the Company pursuant to this Section 5.3 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld; and at its election the Company may condition the transfer of any shares issued upon exercise of an incentive stock option upon receipt of such payment. Payment of withholding taxes by any Participant shall be made in cash (including check, bankdraft, money order or wire transfer of immediately available funds), and at the option of the Participant, may also be made (i) by surrendering shares of Class A Common Stock that have been owned by the holder for at least six months and that have an aggregate fair market value (as determined by the Committee in its sole discretion) equal to the amount of withholding taxes, (ii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the withholding taxes,
(iii) by requesting in the notice of exercise that the Company not issue a number of shares of Class A Common Stock issuable upon such exercise whose aggregate fair market value (as determined by the Committee in its sole discretion) equals the minimum amount of withholding tax, or (iv) any combination of the foregoing.

     5.4 Notification of Inquiries and Agreements. Each Participant and each Permitted Transferee shall notify the Company in writing within 20 days after the date such Participant or Permitted Transferee (i) first obtains actual knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question in writing relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) reasonably requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     5.5 Conditions and Limitations on Exercise. At the discretion of the Committee, exercised at the time of grant, Options may vest, in one or more installments, upon (i) the fulfilment of certain conditions, (ii) the passage of a specified period of time, and/or (iii) the achievement by the Company or any Subsidiary of certain performance goals; provided that the Options shall vest and become exercisable with respect to the unvested shares of Common Stock subject to the Option upon a Bain Exit, if and only if the Participant remains continuously employed (other than for permitted leaves of absence) by the Company beginning from the date of grant of such Option and ending on the date of the Bain Exit. In the event of a proposed Sale of the Company or Organic Change, the Committee may provide, in its discretion, by at least twenty-five
(25) days written notice to each applicable Participant, that any or all Options shall become immediately vested and that any or all Options shall terminate if not exercised as of the date of such Sale of the Company, Organic Change or any other designated date following such Sale of the Company (the "Designated Date")
                                                               ---------------
or that any such Options shall after such Sale of the Company represent only the right to receive such consideration as the Committee shall deem equitable in the circumstances.

     5.6  Expiration of Options.

          (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

          (b) Early Expiration upon Termination of Employment. Any part of any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised on the sixty-fifth (65th) day following the Termination Date (180 days if the Termination Date occurs as a result of the death or disability (as determined in the good faith discretion of the Board) of a Participant, but in no event after (i) the stated date of expiration thereof, or (ii) a Bain Exit. The Committee shall provide each Participant at least twenty-five (25) days prior written notice of a Bain Exit.

          (c) Consequences of Expiration of Options. Notwithstanding any other provision contained herein or any Option Agreement to the contrary, the Company shall have no liability or obligations for any Options that expire and are forfeited pursuant to the provisions of Section 5(b) hereof.

     5.7  Right to Purchase Issued Stock Upon Termination of Employment.

          (a) Repurchase Right. If a Participant ceases to be employed by the Company or any of its Subsidiaries for any reason, then such Participant's Issued Stock (whether held by such Participant or one or more transferees and including any shares of Issued Stock acquired subsequent to such termination of employment) will be subject to repurchase by the Bain Stockholders, the Bear Stearns Stockholders and the Company pursuant to the terms and conditions set forth in this Section 5.7 (the "Repurchase Option") at a price per share equal
                                -----------------
to the Fair Market Value per share of such Issued Stock determined as of the Termination Date.

          (b) Repurchase Procedures. The Company may elect or decline to exercise the Repurchase Option by delivering written notice (the "Company
                                                                  -------
Repurchase Notice") to the holder or holders of the applicable Issued Stock, the
-----------------
Bain Stockholders and the Bear Stearns Stockholders within 30 days after (i) the applicable Termination Date or (ii) if later, the date which is 30 days after the date that Participant exercises additional Options in accordance with
Section 5.6(b) hereof. To the extent that after giving effect to the Company's option pursuant to the immediately preceding sentence any portion of the Issued Stock is not being repurchased by the Company, the Bain Stockholders and the Bear Stearns Stockholders may elect or decline to exercise the Repurchase Option to purchase up to their pro rata share (determined based upon the number of shares of Class A Common and Class B Common held by each) by delivering written notice (the "Initial Repurchase Notice") to the Company, the holder or holders
             -------------------------
of Issued Stock and the other within 10 days after receipt of the Company Repurchase Notice. To the extent that the Bain Stockholders or the Bear Stearns Stockholders do not elect to repurchase their full allotment of the remaining Issued Stock, the other party shall be entitled to purchase all or any portion of the remaining Issued Stock by providing notice (the "Supplemental Repurchase
                                                        -----------------------
Notice" and together with the Initial Repurchase Notice and Company Repurchase
------
Notice, a "Repurchase Notice") to each of the parties receiving the Initial
           -----------------
Repurchase Notice within 5 days after receipt of the Initial Repurchase Notice. Each Repurchase Notice will set forth the number of shares of Issued Stock to be acquired from such holder(s), an estimate of the aggregate consideration to be paid for such holder's shares of Issued Stock and the time and place for the closing of the transaction. If any shares of Issued Stock are held by any transferees of the applicable Participant, the Bain Stockholders, the Bear Stearns Stockholders and the Company will purchase such shares of Issued Stock elected to be purchased from such holder(s), pro rata according to the number of shares of Issued Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (c) Closing of Repurchase. Each closing of a repurchase transaction will take place on the date designated by the Bain Stockholders, the Bear Stearns Stockholders or the Company, as the case may be, in the latest Repurchase Notice, which date will not be more than 90 days after the Termination Date (or, if later, the date which is 90 days after a Participant exercises additional Options in accordance with Section 5.6(b) hereof), and no earlier than any date set forth in an earlier Repurchase Notice or the final determination of Fair Market Value per share of Issued Stock as of the Termination Date (the "Scheduled Closing Date"). The Company will pay for any
                       ----------------------
shares of Issued Stock to be purchased pursuant to a Repurchase Option by cash or a cashier's check payable to the holder(s) of such shares of Issued Stock in an aggregate amount equal to their share of the aggregate repurchase price (the "Repurchase Price") for such shares of Issued Stock; provided that any purchase
 ----------------                                    -------- ----
of shares of Issued Stock that occurs after the Scheduled Closing Date by the Company as a result of the Financing Circumstances (as defined below) shall include simple interest calculated from the Scheduled Closing Date to the date of such payment at the rate of 6% per annum on the Repurchase Price attributable to such shares of Issued Stock. The Bain Stockholders and the Bear Stearns Stockholders will pay for any shares of Issued Stock to be purchased pursuant to a Repurchase Option by delivery of cash or a cashier's check payable to the holder(s) of such shares of Issued Stock in an aggregate amount equal to their share of the aggregate unpaid Repurchase Price for such shares of Issued Stock. Notwithstanding anything to the contrary contained in this Plan, all repurchases of shares of Issued Stock will be subject to applicable restrictions and covenants contained in the Pennsylvania Business Corporation Law of 1988 and in the Company's and its Subsidiaries' debt financing agreements. If (i) any such restrictions or covenants prohibit the repurchase of Issued Stock hereunder which the Company is otherwise entitled to make, or (ii) the Company does not have cash availability, including availability under its revolver, of at least $15 million on a projected basis for the next six month period (collectively, the "Financing Circumstances"), then the Company will not be required to make
     -----------------------
such repurchase (and may defer making such repurchase) until it is permitted to do so under such restrictions and covenants and until its projected cash availability is greater than $15 million (with it being understood that the Company will make the maximum amount of repurchase permitted and may defer making the remainder of such repurchases until permitted to do so and it being further understood that any closing of any such repurchase shall not occur on a date which is later than the second anniversary of the Scheduled Closing Date). The Bain Stockholders, the Bear Stearns Stockholders and the Company will receive customary representations and warranties from each seller solely with respect to such Seller's ownership and title to the Issued Stock and capacity to transfer the Issued Stock.

          (d) Termination. Notwithstanding anything contained herein to the contrary, Repurchase Option granted to the Bain Stockholders, the Bear Stearns Stockholders and the Company shall terminate (to the extent not previously exercised) with respect to any Issued Stock issued to or on behalf of a Participant who ceases to be employed by the Company or any of its Subsidiaries after the first to occur of (i) a Bain Exit, (ii) a Public Offering, or (iii) to the extent required by applicable law, the date which is the later of (A) 90 days after the Termination Date or (B) the date which is 90 days after Participant exercises additional options in accordance with Section 5.6(b) hereof.

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

     5.8  Restrictions on Transfer of Issued Stock.

          (a) Transfer of Issued Stock. No Participant will sell, pledge, transfer or otherwise dispose of (a "Transfer") any interest in any shares of
                                     --------
Issued Stock, except (i) pursuant to the provisions of Sections 5.7, 5.10 or
5.11 hereof, (ii) pursuant to applicable laws of descent and distribution, or
(iii) among such Participant's Family Group; provided, that the restrictions
                                             --------
contained in this Section 5.8 will continue to be applicable to shares of Issued Stock after any Transfer of the type referred to in clause (ii) or (iii) above and, as a condition to any such Transfer, the transferees of such shares of Issued Stock must agree in writing to be bound by the provisions of this Plan. In the case of a transfer by a Participant to a member of his Family Group, after such transfer the Participant must continue to own at least 50% of his shares of Issued Stock originally held by him on a fully diluted basis. Any transferee of shares of Issued Stock pursuant to a Transfer in accordance with clause (ii) or (iii) above is herein referred to as a "Permitted Transferee."
                                                       --------------------
Upon the Proposed Transfer of  any shares of Issued Stock pursuant to clause
(ii) or (iii) above, such Participant or such Permitted Transferee Transferring such shares of Issued Stock will deliver a written notice (a "Transfer Notice")
                                                              ---------------
to the Company, which discloses in reasonable detail the identity of the Permitted Transferee(s).

          (b) Termination of Transfer Restrictions. The provisions of this
Section 5.8 will terminate upon a Qualified Initial Public Offering.

     5.9  Additional Restrictions on Transfer.

          (a) Legend. The certificates representing shares of Issued Stock will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE ISSUER'S 1999 STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The legend set forth above regarding the Plan shall be removed from the certificates evidencing any securities which cease to be Issued Stock.

          (b) Transfer Requirement. No holder of Issued Stock may Transfer any shares of Issued Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Issued Stock will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 5.9(a).

     5.10  Unaffiliated Sale of the Company

           (a) If the Board approves an Unaffiliated Sale of the Company (each such sale, an "Approved Sale"), then each holder of Issued Stock will vote for,
               -------------
consent to and raise no objections against such Approved Sale. Each holder of Issued Stock will, to the maximum extent permitted by applicable law, waive any dissenters' rights, appraisal rights or similar rights in connection with such Approved Sale, and in the event that the Approved Sale is a sale of stock, each holder of Issued Stock will agree to sell (including, without limitation, by executing and delivering definitive agreements with respect thereto) up to all of his or her Issued Stock on the terms and conditions approved by the Board. Each holder of Options and Issued Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Board or the Company.

           (b) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Issued Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Issued Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

           (c) Each holder of Issued Stock will bear their pro-rata share (based upon the number of shares of Class A Common sold) of the costs of any sale of Issued Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Issued Stock on his or her own behalf will not be considered costs of the transaction hereunder.

           (d) The provisions of this Section 5.10 shall terminate upon a Qualified Initial Public Offering.

     5.11  Bain Sale of the Company

           (a) If a majority of the members of the Board (which shall include for purposes of this Section 5.11 any director appointed by the Bear Stearns Stockholders pursuant to the Voting Agreement, dated as of the date hereof, by and among the Company and its Stockholders) which are not Affiliates of or designees of the Bain Stockholders (the "Non-Bain Directors") approve a Bain
                                         ------------------
Sale of the Company (an "Approved Bain Sale"), then each holder of Issued Stock
                         ------------------
that is not affiliated with the Bain Stockholders will vote for, consent to and raise no objections against such Approved Bain Sale. Each such holder of Issued Stock will waive, to the maximum extent permitted by applicable law, any dissenters' rights, appraisal rights or similar rights in connection with such Approved Bain Sale, and in the event that such Approved Bain Sale is a sale of stock, each such holder of Issued Stock will agree to sell (including, without limitation, by executing and delivering definitive agreements with respect thereto) up to all of his or her Issued Stock on the terms and conditions approved by the Non-Bain Directors. Each such holder of Options and Issued Stock will take all necessary or desirable actions in connection with the consummation of the Approved Bain Sale as requested by the Non-Bain Directors or the Company.

           (b) If, in relation to an Approved Bain Sale, the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Stock will, at the request of the Company or the Bain Stockholders appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company and the Bain Stockholders. If any holder of Issued Stock appoints a purchaser representative designated by the Company or the Bain Stockholders, the Company will pay the fees of such purchaser representative, but if any holder of Issued Stock declines to appoint the purchaser representative designated by the Company or the Bain Stockholders, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

           (c) Each holder of Issued Stock will bear their pro-rata share (based upon the number of shares of Class A Common sold by stockholders) of the costs of any sale of Issued Stock pursuant to an Approved Bain Sale, to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Issued Stock on his or her own behalf will not be considered costs of the transaction hereunder.

           (d) The provisions of this Section 5.11 shall terminate upon a Qualified Initial Public Offering.

     5.12 Holdback Agreement. Before and after the effective date of any underwritten Public Offering, no holder of Issued Stock will effect any sale or distribution of Common Stock during the period designated by the underwriters managing such underwritten Public Offering with respect to such holder of Issued Stock.

                                  ARTICLE VI

                              General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the
                              ----------------
Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. Subject to Section 6.16, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

     6.3 Options Not Transferrable. Options may not be Transferred or assigned by the Participant to whom they were granted, other than by will or the laws of descent and distribution and, during the lifetime of such Participant, Options may be exercised only by such Participant (or, if such Participant is incapacitated, by such Participant's legal guardian or legal representative). In the event of the death of a Participant, Options which are not vested on the date of death shall terminate; and the exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the Person or Persons to whom such Participant's rights under the Options pass by will or the laws of descent and distribution.

     6.4 Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Except
                                                       --------------
as otherwise provided in a Sale of the Company or otherwise provided herein, after the consummation of any Organic Change, each Option shall thereafter be exercisable for, rather than the applicable Option Shares immediately theretofore acquirable and receivable upon exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number and class of Option Shares immediately theretofore acquirable and receivable upon exercise of such Option had such Organic Change not taken place.

     6.5 Adjustment for Change in Common Stock. In the event of a recapitalization, reorganization, stock split, stock dividend, combination of shares, consolidation, merger or other change in any class of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust (1) the number and type of shares or other consideration as to which options may be granted under the Plan,
(2) the number and type of shares covered by outstanding Options, (3) the exercise prices specified therein and (4) other provisions of this Plan which specify a number of shares, all as appropriate and equitable under the circumstances.

     6.6 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.7 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without
           --------  -------
shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall materially and adversely impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below; provided further that
                                                         -------- -------
Sections 5.7, 5.11 and 6.14 are for the express benefit of the Bain Stockholders and/or the Bear Stearns Stockholders and that there shall be no amendment to (or other amendment to this Plan or the Option Agreement which has the effect of amending) any of Sections 5.7, 5.11 and 6.14 or this Section 6.7 in a manner adverse to the Bain Stockholders without first obtaining the consent of the Bain Stockholders or in a manner adverse to the Bear Stearns Stockholders without first obtaining the written consent of the Bear Stearns Stockholders. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

     6.8 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall materially and adversely impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.9 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided,
                                                                      --------
however, that any such Board or Committee member shall be entitled to the
-------
indemnification rights set forth in this Section 6.9 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding a Board or Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

     6.10 Restricted Securities. All Common Stock issued upon the exercise of any Options issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may not be Transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     6.11  Stock Certificates.   All certificates evidencing shares of Issued
Stock shall be held by the Company for the benefit of each Participant and the other holder(s) of Issued Stock. Upon the date that the provisions of Sections 5.7, 5.10 and 5.11 are no longer effective, the Company will return the certificates for the Issued Stock to the record holders thereof.

     6.12  Stock Powers.   Concurrently with the exercise of an Option pursuant
to an Option Agreement or at such other times as reasonably requested by the Board, each Participant shall execute in blank ten stock transfer powers with respect to each class of Issued Stock in the form of Annex A attached hereto
                                                     -------
(the "Stock Powers") with respect to the Issued Stock and shall deliver such
      ------------
Stock Powers to the Company. The Stock Powers shall be used by the Company to assign, transfer and deliver the shares of Issued Stock to the appropriate acquirer thereof pursuant to 5.7, 5.10 and 5.11 below and under no other circumstances.

     6.13 No Pledge or Security Interest. The purpose of the Company's retention of each Participants's stock certificates and executed stock powers with respect to the repurchase and transfer provisions set forth in Sections 5.7, 5.10 and 5.11 herein is solely to facilitate such repurchases and transfers and does not constitute a pledge by a Participant of, or the granting of a security interest in, the underlying stock.

     6.14 Rights Granted to the Bain Stockholders, the Bear Stearns Stockholders and their Affiliates. Any rights granted to the Bain Stockholders, the Bear Stearns Stockholders and their Affiliates hereunder may also be exercised (in whole or in part) by their designees (which may be Affiliates).

     6.15 Further Assurances. In connection with any Sale of the Company structured to achieve pooling of interest accounting treatment, each holder of Options and Issued Stock shall take such actions as reasonably requested by the Board in order to achieve and maintain pooling of interest accounting treatment.

     6.16 Manner and Effect of Exercise. Notwithstanding anything herein to the contrary, any exercise of an option shall be effective upon the satisfaction of the terms and conditions set forth herein and a Participant's Option Agreement. Any holder shall be considered a stockholder for all purposes with respect to any shares issuable upon exercise of an option from and after the effective time of exercise, notwithstanding that no certificates may have been issued in respect of such shares at such time.

     6.17 Construction. References herein to any agreement shall be references to such agreement as amended, modified, supplemented or waived from time to time.

                                 *    *    *    *    *

                                    Annex A
                                    -------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, _____________ does hereby sell, assign and transfer unto ____________, a ________________________, ___________ shares of the ___________ Stock, par value $.01 per share of Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), standing in the undersigned's
                                       -------
name on the books of the Company represented by Certificate Nos. ________ herewith and does hereby irrevocably constitute and appoint any person designated by the Board as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

          Dated ____________, _____


                                    ___________________________________
                                    [Participant]

                                    Annex B
                                    -------

                                    CONSENT

          The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

               _____  1999 Stock Option Plan
               _____  Agreement Evidencing Grant of Non-Qualified Stock Option

and that I understand their contents. I am aware that the such agreements provide for the repurchase of my spouse's shares of Common Stock of Integrated Circuit Systems, Inc. (the "Company") under certain circumstances and impose other restrictions on such Common Stock. I agree that my spouse's interest in the Common Stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Common Stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

          The undersigned spouse irrevocably constitutes and appoints _____________, who is the spouse of the undersigned spouse (the "Shareholder") as the undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all shares of Common Stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all shares of the Company now or hereafter held of record by the Shareholder (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such shares of Common Stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Shareholder, or dissolution of marriage and this proxy will not terminate without consent of the Shareholder and the Company:


Shareholder:                        Spouse of Shareholder:
-----------                         ---------------------

___________________________         _________________________________
Signature                           Signature

___________________________         _________________________________
Printed Name                        Printed Name

                                  Schedule I
                                  ----------

                               BAIN STOCKHOLDERS


Bain Capital Fund VI, L.P.
BCIP Trust Associates II
BCIP Trust Associates II-B
BCIP Associates II
BCIP Associates II-B
BCIP Associates II-C
PEP Investments PTY Ltd.
Randolph Street Partners II
Randolph Street Partners 1998 DIF, L.L.C.

                                  Schedule II
                                  -----------

                           BEAR STEARNS STOCKHOLDERS


ICST Acquisition Corporation